SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 25, 2004
(Date of earliest event reported)

Commission File No.:  333-111443


                          Mid-State Capital Corporation
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        Delaware                                         Applied For
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

4211 West Boy Scout Boulevard
Tampa, Florida                                              33607
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Address of principal executive offices                    (Zip Code)



                                 (813) 871-4180
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            On July 15, 2004, Mid-State Capital Corporation 2004-1 Trust (the "Trust") issued 6.005% Asset Backed Notes, Class A, 6.497% Asset Backed Notes, Class M-1, 8.114% Asset Backed Notes, Class M-2 and 8.900% Asset Backed Notes, Class B (the "Notes"), having an aggregate initial principal amount of $294,518,000. The Notes are secured by the assets of the Trust, consisting primarily of (i) mortgage assets, including mortgage loans, building and instalment sale contracts, promissory notes and related mortgages and other security agreements and (ii) funds on deposit in a pre-funding account, a capitalized interest account and an interest reserve account.

            Attached as an exhibit is a detailed description of the characteristics, as of June 30, 2004, of the initial mortgage assets and any additional mortgage assets purchased by the Trust on July 15, 2004.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99) Detailed description of the mortgage assets securing Mid-State Capital Corporation 2004-1 Trust Asset Backed Notes, presented as of June 30, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MID-STATE CAPITAL CORPORATION


July 25, 2004

                                   By:    /s/ Joseph J. Troy
                                      ------------------------------------------
                                   Name:  Joseph J. Troy
                                   Title: President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Detailed description of the                E
                        mortgage assets securing
                        Mid-State Capital Corporation
                        2004-1 Trust Asset Backed Notes,
                        presented as of June 30, 2004